UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 5, 2007 (November 4, 2007)

XFONE, INC.
(Exact name of registrant as specified in its charter)

Nevada
(State or other jurisdiction of incorporation or organization)

Commission File No. 001-32521

11-3618510
(I.R.S. Employer Identification Number)

2506 Lakeland Drive, Suite 100
Flowood, MS  39232
(Address of principal executive offices) (Zip Code)

601-983-3800
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.                      Entry into a Material Definitive Agreement

On November 4, 2007, Xfone, Inc. (the “Registrant”), entered into Subscription Agreements with: (i) XFN - RLSI Investments, LLC, an entity affiliated with Richard L. Scott Investments, LLC, a U.S. institutional investor, which agreed to purchase 250,000 shares of the Registrant’s common stock, par value $0.001 per share (the “Common Stock”) at a price of $3.00 per share, for a total subscription amount of $750,000 (the “U.S. Offering”); and (ii) certain Israeli institutional investors, which agreed to purchase an aggregate of 700,000 shares of the Registrant’s Common Stock, at a price of $3.00 per share, for a total subscription amount of $2,100,000 (the “Israeli Offering”).

The U.S. Offering and Israeli Offering were made by the Registrant pursuant to the Registrant’s Registration Statement on Form SB-2 (File No. 333-143618) which was declared effective by the U.S. Securities and Exchange Commission on August 6, 2007.

The U.S. Offering was made by the Registrant acting without a placement agent.

The Israeli Offering was made by the Registrant with the services of First International & Co. - Underwriting & Investments Ltd., one of the Israeli investors, acting as placement agent, for which it is entitled to a placement fee equal to 5% (plus VAT, if applicable) of the gross proceeds of the Israeli Offering.  In addition, the Registrant will pay its consultant, Dionysos Investments (1999) Ltd. (“Dionysos”) a success fee equal to 0.5% of the gross proceeds of the Israeli Offering, pursuant to that certain First Amendment to Financial Services and Business Development Consulting Agreement by and among the Registrant and Dionysos dated February 8, 2007 (the “Dionysos Consulting Agreement”). The Dionysos Consulting Agreement was more fully described in the Registrant’s Current Report on Form 8-K filed February 8, 2007.

The aggregate subscription amount to be received by the Registrant for the sale of the aggregate 950,000 shares in connection with the U.S. Offering and the Israeli Offering is $2,850,000, which will be held in escrow for the benefit of the Registrant pending the receipt by the Registrant of approvals from the American Stock Exchange and the Tel Aviv Stock Exchange for the listing of the 950,000 shares. The offering and release of escrow was also conditioned upon receipt by the Registrant of confirmation from its transfer agent that the shares are available for issuance via the DWAC system.  The Registrant received such confirmation on October 31, 2007.

The form of Subscription Agreement entered into between the Registrant and the U.S. and Israeli investors is attached hereto as Exhibit 10.110 and is incorporated herein by reference

The foregoing summary of the transaction and the Subscription Agreement is qualified in its entirety by reference to the definitive transaction document, a copy of which is attached as an exhibit to this Current Report on Form 8-K.

Item 9.01                      Financial Statements and Exhibits

Exhibit No.	Description

10.110	Form of Subscription Agreement entered into as of November 4, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 5, 2007	Xfone, Inc.
	By:	/s/ Guy Nissenson
Guy Nissenson President, Chief Executive Officer and Director

INDEX TO EXHIBITS

Exhibit No.	Description
10.110	Form of Subscription Agreement entered into as of November 4, 2007.